                                                                   Exhibit 10.21

                                OFFICE SUBLEASE
                                ---------------

     THIS OFFICE SUBLEASE, dated as of the 1st day of June 1998, is entered into by and between Phase 1 Incubator, Inc., a Delaware Corporation ("Lessor"), and
                                                                 ------
SkyCache, Inc., a Delaware Corporation ("Lessee") provides:
                                         ------

1.   DESCRIPTION OF SUBLET PREMISES. Lessor hereby Subleases to Lessee, and
     ------------------------------
Lessee hereby hires from Lessor, those certain premises (the "Sublet Premises")
                                                              ---------------
situated in the City of Laurel, Maryland, and more particularly described on Exhibit A (which is attached hereto and by this reference made a part hereof and
---------
incorporated herein) for a term (the "Term") commencing at 12:01 a.m. on June 1,
                                      ----
1998 (the "Commencement Date") and ending: (i) thirty days after written notice
           -----------------
from Lessee indicating plans to terminate the Subleasee or (ii) the expiration or earlier termination of that certain Office Lease (the "Lease"), dated as of
                                                          -----
May 1, 1998, between TCP/IP, LLC as landlord and Lessor as tenant. Upon expiration of the Term and provided Lessee shall not be in material default of any terms or conditions of this Sublease, Lessee shall have the option to extend this Sublease for an additional two years by giving Lessor written notice of its intention to do so at least six months prior to the end of the Term, upon the same terms and conditions as herein stated and at a rental rate that is determined as the fair market value of the Sublet Premises at such time. Notwithstanding the foregoing, in the event of a merger or consolidation of the Lessee with or into another unaffiliated entity, or the acquisition by another unaffiliated entity or person of all or substantially all of the Lessee's assets or more than fifty (50%) of the Lessee's then outstanding voting stock, or the liquidation, dissolution or winding up of the Lessee's business (other than in a restructuring which results in the continuation of the Lessee's business by an affiliated entity), then, the Term of this Sublease will extend for the greater of the remainder of the Term or six (6) months.

2.   RENT.
     ----

2.1. Lessee shall pay to Lessor, without notice, demand, offset or reduction, rent (the "Rent") in the amount of Eight Hundred Forty Dollars and Sixty Seven
           ----
Cents ($840.67), on the first (1st) day of each and every month of the Term. The Rent shall be paid at the offices of Lessor or to such other person or entity or at such other place or address as Lessor may hereafter direct in writing. If the Commencement Date is not on the first (1st) day of a month, a prorated monthly installment of the Rent shall be paid by Lessee to Lessor for the period of time from the Commencement Date up to (but not including) the first (1st) day of the next succeeding month, and, thereafter, the Rent shall be paid on the first
(1st) day of each and every month. If Lessee occupies the Sublet Premises before the Commencement Date, the Rent shall commence, and all of the other terms, provisions, covenants and conditions of this Sublease shall be in full force and effect as of the date of occupancy by Lessee; provided, however, that Lessee
                                              --------  -------
shall neither occupy the Sublet Premises, nor place any property whatsoever in or on the Sublet Premises, without the prior written consent of Lessor. If Lessee is unable to occupy the Sublet Premises on the Commencement Date because the Sublet Premises are not ready for occupancy at that time, or because a previous tenant, sub-tenant or occupant of the Sublet Premises has held over without Lessor's consent, or because of any cause or reason beyond the direct control of Lessor, such delay shall not constitute a default on the part of Lessor, nor shall such delay entitle Lessee to terminate or cancel this Sublease, and Lessor shall not be liable for any damages Lessee may incur as a result of its inability to occupy the Sublet Premises on the Commencement Date;

                                      1.

provided, however, that in the event of such a delay, the Rent shall be abated from the Commencement Date to the date on which the Sublet Premises are ready for occupancy.

2.2. If Lessor does not receive from Lessee each monthly rental payment within ten (10) days of the due date, Lessor, at its option, may charge Lessee a late charge equal to five percent (5%) of the monthly rental payment (together with any additional rent as hereinafter provided) as additional rent, and such late charge shall be due and payable by Lessee to Lessor immediately upon notice to Lessee. In addition, if a check of Lessee's is returned to Lessor unpaid for any reason, Lessor, at its option, may thereafter require that Lessee pay the Rent and any other charges payable hereunder by a certified or cashier's check drawn on a bank.

3.   USE OF SUBLET PREMISES. Lessee shall use the Sublet Premises only for
     ----------------------
office space and machine rooms. Lessee acknowledges and agrees that Lessor has made no express or implied warranty, representation, undertaking or agreement regarding the condition of the Sublet Premises or the ability of Lessee to use the Sublet Premises in the manner or for the purposes contemplated by Lessee. Lessee may not use the Sublet Premises for any purpose other than that stated in this Section 3 without the prior written consent of Lessor.
     ---------

4.   ACCESS TO PREMISES. Lessor covenants and agrees that Lessee and its agents,
     ------------------
employees, contractors, invitees, sublessees and licensees shall have the right of ingress and egress to the Sublet Premises through all common or public areas of the building in which the Sublet Premises are located (including but not limited to all public entrances, lobbies, elevators and corridors) during normal business hours (which are hereby deemed to be daily from 8:00 a.m. to 6:00 p.m., and Saturdays from 8:00 a.m. to 1:00 p.m.) and at such other times as may be established by Lessor in accordance with appropriate rules and regulations (or otherwise as agreed upon by Lessor and Lessee). Lessee covenants and agrees that Lessor, its agents, employees, contractors, invitees, sublessees and licensees shall, without prior notice, have the right of reasonable access to the Sublet Premises during normal business hours and at all times for emergency or security purposes.

5.   MAINTENANCE AND REPAIRS; LESSEE'S OBLIGATION TO NOTIFY.
     ------------------------------------------------------

Lessee shall keep the Sublet Premises in reasonably good working order and condition and shall make all repairs. Lessor shall make all replacements not occasioned by the negligent or willful act of Lessee, its agents, employees, contractors, invitees, sublessees or licensees. Lessee shall notify Lessor immediately by telephone and as soon as possible in writing of any repairs or replacements which, in the opinion of Lessee, need to be made to the Sublet Premises and of any loss, damage or casualty to the Sublet Premises.

6.   TAXES.
     -----

6.1. Lessor shall pay all taxes assessed against the real estate (the "Real
                                                                       ----
Estate Taxes") on which the Sublet Premises are located on or before the date on
------------
which such taxes become due and payable.

6.2. Lessee shall pay all taxes, charges and levies assessed against the personal property and fixtures owned by Lessee and placed, stored or used by Lessee in conjunction with the Sublet Premises. Lessee shall pay, as additional rent, any ad valorem, license or other tax imposed upon

                                       2.

Lessor by reason of or with respect to this Sublease or the Rent, and such additional rent shall be payable within thirty (30) days after Lessor notifies Lessee that such amount is due and payable.

6.3. Either Lessor or Lessee may challenge the amount, validity or applicability of any tax, fee, charge or obligation, and the non-challenging party shall render all necessary and reasonable assistance to the challenging party in the prosecution of such challenge. Notwithstanding such challenge, Lessor or Lessee, as applicable, shall pay all taxes, fees, charges and obligations (including any tax, fee, charge or obligation the amount, validity or applicability of which is being challenged) on or before the date on which such taxes, fees, charges or obligations become due and payable.

7.   ADJUSTMENTS FOR INCREASES IN REAL ESTATE TAXES AND BUILDING OPERATING
     ---------------------------------------------------------------------
     COSTS.
     -----

7.1. General.
     -------

(a)  For the purpose of this Section 7, the term "Base Year" shall mean the
                             ---------            ---------
     calendar year 1998.

(b)  The term "Lessee's Proportionate Share" shall refer to the proportionate
               ----------------------------
     amount of increases in the real estate taxes to be paid by Lessee. Lessee's Proportionate Share shall be computed using a fraction, the numerator of which is the net rentable area of the Sublet Premises and the denominator of which is the total net rentable area of the building in which the Sublet Premises are located. Lessee's Proportionate Share is calculated on Exhibit
                                                                         -------
     B, which is attached hereto and by this reference made a part hereof.
     -

(c)  The obligations of Lessee set forth in this Section 7 shall survive any
                                                 ---------
     termination of this Sublease.

7.2. Real Estate Taxes.
     -----------------

(a) Lessor shall pay the Real Estate Taxes payable during the Base Year as provided in Section 6 of this Sublease. For each calendar year after the Base
            ---------
Year, Lessee shall pay to Lessor, as additional rent and within thirty (30) days after notification by Lessor of the amount thereof, Lessee's Proportionate Share of the amount by which the Real Estate Taxes assessed for such subsequent tax year exceed the amount of the Real Estate Taxes for the Base Year.

(b) If this Sublease terminates and Lessee surrenders the Sublet Premises before the end of a calendar year, Lessee's Proportionate Share of the increase in Real Estate Taxes for such year over the Base Year shall be prorated based upon the portion of such year for which this Sublease is in effect and during which Lessee occupied the Sublet Premises.

8.   LESSOR NOT LIABLE; INDEMNITY BY LESSEE. Lessor shall not be liable for any
     --------------------------------------
injury to persons (including death) or for any loss or damage to property resulting from any cause other than the gross negligence or willful, wrongful act of Lessor. Lessee shall indemnify and hold Lessor and Landlord (as defined below) harmless for and from any and all suits, actions, damage, liability and expense (including attorneys' fees) arising from or out of (A) any

                                       3.

occurrence in or on the Sublet Premises or (B) the occupancy or use by Lessee of the Sublet Premises.

9.   DESTRUCTION TO SUBLEASED PREMISES.
     ---------------------------------

9.1. If the Sublet Premises are damaged by fire, the elements, accident or any other casualty but are not thereby rendered unteriantable in whole or in part, Lessor shall promptly, at its sole cost and expense (unless such damage was caused by Lessee or any agent, contractor, employee, invitee or licensee of Lessee, in which event such damage shall be repaired at the sole cost and expense of Lessee), cause such damage to be repaired, and the Rent shall not be abated.

9.2. If the Sublet Premises are damaged by fire, the elements, accident or any other casualty and are thereby rendered untenantable in part, Lessor shall promptly, at its sole cost and expense (unless such damage was caused by Lessee or any agent, contractor, employee, invitee or licensee of Lessee, in which event such damage shall be repaired at the sole cost and expense of Lessee), cause the damage to be repaired, and the Rent shall be abated proportionately in accordance with the portion of the Sublet Premises rendered untenantable and such abatement shall commence on the date Lessor is notified of the damage and shall continue until the repairs have been completed.

9.3. If the Sublet Premises are damaged by fire, the elements, accident or other casualty and are thereby rendered wholly untenantable, Lessor shall have the option (to be exercised in its sole discretion) to (1) terminate this Sublease immediately by giving written notice of such termination to Lessee, in which event neither Lessor nor Lessee shall, after the date of such notice, have any further liability to the other hereunder; or (2) cause such damage to be repaired, in which event the Rent shall be abated in full, and such abatement shall commence on the date Lessor is, notified of the damage and shall continue until the repairs have been completed. If Lessor causes the Sublet Premises to be repaired, such repairs shall be at the sole cost and expense of Lessor.

9.4. Lessor shall not be required to repair or replace, or to compensate Lessee for, any property which Lessee is entitled to remove from the Sublet Premises.

9.5. Lessor shall be obligated to make no payments for damages, compensation or claims for inconvenience, loss of business or annoyance arising from any damage to or repair of the Sublet Premises or the building in which the Sublet Premises are located.

10.  EMINENT DOMAIN. If all or any part of the Sublet Premises, or all means of
     --------------
access thereto, are taken or condemned pursuant to the power of eminent domain, or by purchase in lieu thereof, this Sublease shall terminate and Lessee shall have no claim against Lessor or to any portion of the award or purchase price for the value of any unexpired term of this Sublease, but the foregoing shall not limit Lessee's right to compensation from the condemning or purchasing authority for the value of any of Lessee's property taken (other than Lessee's leasehold interest in the Sublet Premises). In the event of a temporary taking pursuant to the power of eminent domain, this Sublease shall not terminate but the term hereof shall be extended by the period of the taking and the Rent shall abate in proportion to the area for the period of such taking.

                                       4.

11.   SERVICES PROVIDED BY LESSOR.
      ---------------------------

11.1. Lessor is responsible for furnishing the following services.

(a)   Heating and Air Conditioning. Lessor shall provide heating and air
      ----------------------------
conditioning during the appropriate seasons, and shall attempt to maintain an average temperature, subject to governmental regulations, of 68 degrees in the winter season and 74 degrees in the summer season.

(b)   Electricity. Lessor shall provide electricity for lighting purposes and
      -----------
for the operation of all equipment. As soon as practicable, Lessor will provide generator backup and Universal Power Supplies to support Lessee's equipment.

(c)   Janitorial Service. Janitorial service and supplies shall be provided in
      ------------------
and about the Sublet Premises by the Lessor.

(d)   General Repair and Maintenance. Lessor shall make the necessary
      ------------------------------
arrangements for all structural repairs, including but not limited to structural columns and floors (excluding floor coverings such as carpet and floor tile) of the Building, the roof of the Building, and the exterior walls of the Building (excluding glass within the Building) provided Lessee gives Lessor notice specifying the need for and nature of such repairs; provided, however, if Lessor is required to make any repairs to such portions of the Sublet Premises by reason, in whole or in part, of the negligent act or failure to act by Lessee or Lessee's contractors or subcontractors or its or their agents or employees, or by reason of any unusual use of the Sublet Premises by Lessee (whether or not such use is a permitted use hereunder), Lessor may collect the cost of such repairs, upon demand.

11.2. Lessor shall not be liable for the interruption of any of the above-described services caused by repairs, replacements, improvements, alterations, strikes, lock-outs, accidents, the inability of Lessor to secure such services or to obtain fuel or supplies or other cause or causes beyond the reasonable control of Lessor. Lessor and Lessee hereby covenant and agree that an interruption of any of the above-described services shall not be deemed to be an eviction or disturbance of Lessee's use, occupancy or possession of the Sublet Premises or any part thereof, nor shall any such interruption render Lessor liable in damages, nor relieve Lessee from its obligation to perform in accordance with the terms, provisions and conditions of this Sublease including the payment of the Rent.

12.   RIGHTS OF LESSEE SUBORDINATE. This Sublease, and the rights of Lessee
      ----------------------------
hereunder, are subject and subordinate to all ground or underlying Subleases and to all mortgages or deeds of trust which may now or hereafter affect this Sublease, the Sublet Premises, the building in which the Sublet Premises are located or the land on which such building is constructed. The foregoing subordination provision shall be self-operative and no further instrument of subordination shall be required; provided, however, that in confirmation of such subordination, Lessee hereby agrees, upon the request of Lessor or the Landlord, to execute and deliver, in recordable form, any instrument of subordination or confirmation of subordination required by Lessor.

Notwithstanding the foregoing, in the event of a foreclosure under any mortgage or deed of trust affecting the Sublet Premises or the building in which the Sublet Premises are located, or in the

                                       5.

event of the termination of Lessor's interest or the eviction of Lessor under any ground or other underlying Sublease, the holder of the note secured by the mortgage or deed of trust, or the purchaser at such foreclosure sale, or the landlord under such ground or other underlying Sublease, shall have the option to recognize this Sublease, in which event this Sublease shall continue in full force and effect and Lessee shall attorn to the new landlord hereunder.

13.  TERMS OF TENANT'S LEASE. This sublease is subject to all of the terms and
     -----------------------
conditions of that certain lease agreement (the "Lease Agreement") dated May 1, 1998, by and between TCP/IP, LLC (the "Landlord"), as landlord, and Lessor, as tenant, together with all exhibits and attachments thereto, a copy of which Lease Agreement is attached hereto as Exhibit C and made a part hereof for all purposes, except as specifically excepted or addressed herein. Lessee shall assume and perform the obligations of Lessor as tenant in the Lease Agreement, to the extent said terms and conditions are applicable to the Sublet Premises. Lessee shall not commit or permit to be committed on the Sublet Premises any act or omission which shall violate any term or condition of the Lease Agreement. In the event of a termination of the Lease Agreement, the Sublease shall terminate coincidentally therewith with any liability of Lessor to Lessee. In the event of any conflict or dispute arising out of this Sublease and under the terms of the Lease Agreement, the terms and provisions of this Sublease shall control.

14.  RULES AND REGULATIONS. Lessee, on behalf of itself and its agents,
     ---------------------
employees, contractors, invitees and licensees, hereby agrees to observe and strictly comply with certain rules and regulations (the "Rules and
                                                         ---------
Regulations"), hereafter adopted by Lessor or the Landlord. Lessor shall give
-----------
Lessee written notice of the Rules and Regulations as soon as practicable after they have been modified or supplemented. Lessor and the Landlord shall not be liable for the non-observance or violation by Lessee, or any agent, employee, contractor, invitee or licensee of Lessee, of any of the Rules and Regulations.

15.  NO ASSIGNMENT OR SUBLETTING. Lessee covenants and agrees that it will not
     ---------------------------
assign this Sublease, or sublet the Sublet Premises, without the prior written consent of Lessor (which consent shall not be unreasonably withheld, conditioned or delayed) and, if required by the Lease Agreement, the Landlord. Notwithstanding the foregoing, Lessee may assign this Sublease without the consent of the Lessor in the event of a merger or consolidation in which the Lessee is not the surviving entity or in the event of a transfer of this Sublease (i) to a subsidiary of Lessee or (ii) pursuant to a sale of all or substantially all of the assets of the Lessee.

16.  QUIET ENJOYMENT. Lessor agrees that, subject to and upon compliance with
     ---------------
the terms, provisions, covenants and conditions of this Sublease, Lessee shall and may peaceably and quietly have, hold and enjoy the Sublet Premises for the Term of this Sublease and any renewal or extension of the Term.

17.  PERSONAL PROPERTY AT RISK OF LESSEE. All personal property of every kind
     -----------------------------------
and description which may at any time be placed in or on the Sublet Premises by Lessee (including but not limited to the equipment and inventory of Lessee) shall be at Lessee's sole risk.

18.  COVENANTS BY LESSEE. Lessee covenants and agrees to comply with all
     -------------------
federal, state and local laws, statutes, ordinances, rules, regulations, orders and requirements relative to

                                       6.

Lessee's occupancy and use of the Sublet Premises. Lessee further covenants and agrees to permit nothing to be done in, on or concerning the Sublet Premises which would invalidate, conflict with or increase the. premiums for the fire, casualty and liability insurance covering the Sublet Premises or the building in which the Sublet Premises are located. Lessee shall not bring or keep or permit to be brought or kept in or on the Sublet Premises any flammable, explosive or other dangerous materials.

19.  NO ALTERATIONS OR IMPROVEMENTS. Lessee shall not alter or improve, nor
     ------------------------------
cause any alterations or to be made to, the Sublet Premises without Lessor's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). Upon such consent of Lessor, any such alterations or improvements shall be made or constructed at Lessee's sole cost and expense, by one or more contractors approved in writing by Lessor and using materials approved in writing by Lessor. In addition, all such alterations and improvements, and all such contractors, shall comply with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, orders and requirements. Lessee covenants and agrees to indemnify and hold Lessor harmless for and from any and all claims, costs, demands and expenses (including attorneys' fees) relative to or resulting from such alterations and improvements and the work necessary therefor. Lessor shall have the right, to be exercised at Lessor's option and in its sole discretion, to require Lessee to remove any or all of such alterations improvements, decorations and furnishings and to repair, at Lessee's sole cost and expense, any damage to the Sublet Premises resulting from such removal.

20.  COVENANT TO CARE FOR SUBLET PREMISES.  Lessee covenants and agrees to
     ------------------------------------
commit no waste and to take good care of the Sublet Premises. Lessee shall, at Lessee's sole cost and expense and to the complete satisfaction of Lessor, repair any and all damage or injury to the Sublet Premises, and the building in which the Sublet Premises are located, that is caused by Lessee or any agent, employee, contractor, invitee or licensee of Lessee. If Lessee fails to make such repairs, Lessor may, after ten (10) days prior written notice to Lessee, make such repairs and the cost of such repairs shall be deemed to be additional rent hereunder and shall be paid by Lessee to Lessor within ten (10) days after demand is made therefor upon Lessee. Lessee covenants and agrees not to change any locks or lock systems in or on the Sublet Premises without the prior written consent of Lessor, and Lessee further covenants and agrees, upon the expiration of the Term of this Sublease, to return all keys to locks installed in or on the Sublet Premises or the building in which the Sublet Premises are located to Lessor and to quit and surrender the Sublet Premises in clean and good condition, reasonable wear and tear excepted.

21.  CERTAIN LOADING PROHIBITED. Lessee shall not place a load upon the floor of
     --------------------------
the Sublet Premises that exceeds the design or lawful floor load per square foot. Lessor reserves the right to establish and regulate the weight and positioning of all safes, computers and any other heavy equipment or equipment constituting a "live" load in order to provide for the proper distribution of weight, and Lessee agrees to bear the entire cost and expense, if any, necessary to determine such weight and position.

                                       7.

22.   DEFAULT OF LESSEE.
      -----------------

22.1. Each of the following shall, if not cured within the time periods prescribed in Section 22.2. hereof, constitute an event of default (each,
                            ----
      an "Event of Default") under this Sublease:
          ----------------

          (a) The Rent or any additional rent is not paid within five (5) days of the due date.

          (b) Lessee fails or is unable to pay its debts generally as they become due.

          (c)  Lessee transfers property in fraud of creditors.

          (d)  Lessee makes an assignment for the benefit of creditors.

          (e) A receiver or trustee is appointed for any of Lessee's assets and such appointment is not vacated within thirty (30) days.

          (f) Lessee fails to comply with any term, provision, covenant or condition of this Sublease.

22.2. Lessor shall give Lessee notice of each and every Event of Default as it or they occur and Lessee shall have ten (10) days from the date of such notice to cure any and all Events of Default described in Section 22.1(a) hereof and
                                                   ----------------
thirty (30) days from the date of such notice to cure (or commence and prosecute a good faith effort to cure, if an Event of Default cannot reasonably be cured within such thirty-day period) any and all Events of Default described in
Section 22.1(b)-(h) hereof.
-------------------

22.3. Upon notice to Lessee by Lessor of the occurrence of an Event of Default and the failure of Lessee to cure such Event of Default within the time periods stated above, Lessor shall have the right and option (1) to terminate this Sublease by written notice to Lessee (in which event Lessee shall immediately surrender the Sublet Premises to Lessor) and retain all monies (including a security deposit, if applicable) received from Lessee (but without prejudice to Lessor's rights to recover from Lessee any amounts remaining to be paid under the Sublease, including the Rent not yet due and payable), or (2) to enter the Sublet Premises and remove Lessee and Lessee's property therefrom with or without force and without being liable to Lessee in any manner whatsoever for any damage, and to attempt to relet the Sublet Premises for Lessee's account on such terms as Lessor alone shall determine, or (3) to continue this Sublease and sue for Lessee's performance hereunder (including payment of the Rent or any additional rent as it becomes due). In all events, Lessor shall be entitled to recover from Lessee all costs and expenses incurred by Lessor as a result of an Event of Default, including reasonable attorneys' fees. The proceeds of any reletting during the term of this Sublease shall be applied first to all expenses incurred as a result of Lessee's default and of such reletting (including, without limitation, reasonable attorneys' fees, leasing commissions and the cost of any alterations and redecorating of the Sublet Premises that Lessor deems to be desirable) and second to payment of the Rent and any additional rent due hereunder. Lessee shall be liable to Lessor for any deficiency (including all costs of collection and reasonable attorneys' fees) but shall not be entitled to any surplus that may arise.

                                       8.

22.4. The remedies provided Lessor above are in addition to, and not in lieu of, any other rights and remedies Lessor may have under this Sublease, at law or in equity. No delay by Lessor in the enforcement of the provisions of this Sublease shall be deemed to constitute a waiver of any default of Lessee, and the pursuit by Lessor of one or more remedies shall not be deemed to constitute an election of remedies to the exclusion of any other remedy. Notwithstanding any other provision of this Sublease, Lessor shall be under no obligation to relet the Sublet Premises if Lessee, for any reason whatsoever, vacates the Sublet Premises before the end of the Term.

23.   NOTICES.  Any notice, request or demand required or permitted to be given
      -------
pursuant to this Sublease shall be in writing and delivered by messenger or sent by United States mail, certified, postage prepaid, return receipt requested, to the following persons at the indicated addresses:

      To Lessor:     Phase 1 Incubator, Inc.
                     312 Laurel Avenue
                     Laurel, MD 20707
                     Attn: Lisa Losito, Vice President

      To Lessee:     SkyCache, Inc.
                     312 Laurel Avenue
                     Laurel, MD 20707
                     Attn: Robert M. Dunham, Treasurer

      Any such notice, request or demand, if delivered or mailed (as the case may be) in the manner aforesaid, shall be deemed given on the date hand-delivered at the specified address (whether or not any person is there to receive it), or on the day of deposit in the United States mail, as the case may be. Either party may, at any time, designate by written notice to the other party (in accordance with the provisions of this Section 23) a change in the
                                                 ----------
above address or addresses, but such change shall be binding upon the person to whom it is sent only from and after the date of receipt by such person.

24.   HOLDOVER TENANCY.  Any holding over by Lessee with the consent of Lessor
      ----------------
after the expiration of the Term of this Sublease (or any renewal or extension thereof) shall be construed to be a tenancy from month to month and shall be at the Rent (and in accordance with) all of the other terms, provisions, covenants and conditions contained in this Sublease.

25.   MECHANICS' AND OTHER LIENS. Lessee will not permit any mechanic's,
      --------------------------
laborer's or materialman's lien to stand against the Sublet Premises for any labor or material furnished to Lessee or claimed to have been furnished to Lessee in connection with work of any character performed or claimed to have been performed on the Sublet Premises by or at the direction or sufferance of Lessee. Lessee shall have the right to contest the validity or amount of -any such lien or claimed lien if Lessee shall have such lien bonded off and released of record.

26.   SUCCESSORS AND ASSIGNS.  Subject to the provisions of Section 15 of this
      ----------------------                                ----------
Sublease, this Sublease and all of the terms, provisions, covenants and conditions contained herein shall inure to the benefit of, and be binding upon, Lessor and Lessee and their respective heirs, devisees, personal representatives, successors and assigns.

                                       9.

27.   RELATIONSHIP OF PARTIES. Nothing contained in this Sublease shall be
      -----------------------
deemed or construed by the parties hereto or by any third person as creating the relationship of principal and agent or a partnership or joint venture between the parties hereto, it being expressly understood and agreed that no provision contained herein nor any act of the parties hereto shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

28.   SEVERABILITY. If any provision of this Sublease or the application thereof
      ------------
to any person or circumstance shall, for any reason or to any extent, be held or determined to be invalid or unenforceable, the remainder of this Sublease and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

29.   WAIVER. No waiver of any condition or legal right or remedy shall be
      ------
implied by the failure of either party to declare a forfeiture, or for any other reason, and no waiver of any condition or covenant shall be valid unless it be contained in a writing signed by both parties, nor shall the waiver of a breach of any condition be claimed or pleaded to excuse the future breach of the same condition or covenant.

30.   APPLICABLE LAW. This Sublease shall be governed by and construed in
      --------------
accordance with the laws of the State of Maryland.

31.   TITLES. The titles contained in this Sublease are inserted only for
      ------
convenience and are not to be construed as a part of this Sublease or as a limitation upon the scope of the particular provisions to which they refer.

32.   ENTIRE AGREEMENT; INCORPORATION OF EXHIBITS.
      -------------------------------------------

32.1. This Sublease (together with the Exhibits referred to in Section 32.2
                                                                       ----
hereof which are hereby incorporated herein by reference) contains the entire agreement between Lessor and Lessee relative to the Sublet Premises, and supersedes all prior and contemporaneous negotiations, understandings and agreements, written or oral, between the parties. This Sublease shall not be amended or modified, and no waiver of any provision hereof shall be effective, unless and until set forth in a written instrument authorized and executed with the same formality as this Sublease.

32.2. The following Exhibits are attached hereto and by this reference made a part hereof and incorporated herein:

(a)   Exhibit A - Description of Sublet Premises
      ----------

(b)   Exhibit B - Calculation of Lessee's Proportionate Share
      ---------

(c)   Exhibit C - Office lease
      ---------



                           [SIGNATURE PAGE FOLLOWS]

                                      10.

     IN WITNESS WHEREOF, the parties have executed this Office sublease as of the date first written above.

                                    LESSOR:

                                    Phase Incubator, Inc.

                                    /s/ Lisa M. Losito
                                    ------------------
                                    Name:  Lisa M. Losito
                                    Title: Vice President


                                    LESSEE:

                                    /s/ Robert M. Dunham
                                    --------------------
                                    Name:  Robert M. Dunham
                                    Title: Treasurer

                                   EXHIBIT A
                                   ---------

                        Description Of Sublet Premises
                        ------------------------------



The offices noted on the building plans (a copy of which is attached as exhibit
A1) as Work Area I and Office 8 comprising a total of 636 square feet. Rent is based upon an annual rent of $13.00 per square foot, including a 22% core factor. Total rentable square footage is 776 square feet.

                                   EXHIBIT B
                                   ---------
                  Calculation Of Lessee's Proportionate Share
                  -------------------------------------------

Net Rentable Area of Sublet Premises: 776 square feet

Net Rentable Area of Building in which Sublet Premises are Located:  14,000 square feet Lessee's Proportionate Share = 5.5%

                                   EXHIBIT C
                                   ---------

                                 Office Lease
                                 ------------


     Office Lease between TCP/IP, LLC and Phase 1 Incubator, Inc. dated as of May 1, 1998, is attached.